SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:
(Date of earliest event reported)

June 7, 2002

IXYS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26124 (Commission File No.)	77-0140882 (IRS Employer Identification No.)

3540 Bassett Street
Santa Clara
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 982-0700

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Item 2. Acquisition or Disposal of Assets
Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 2. Acquisition or Disposal of Assets

     On June 10, 2002, IXYS Corporation (“IXYS”) completed an acquisition in which it acquired Clare, Inc. (“Clare”) in a stock-for-stock transaction. Clare was acquired pursuant to an Agreement and Plan of Merger and Reorganization, dated as of April 22, 2002 (the “Reorganization Agreement”), by and among IXYS, Teacup Acquisition Corp, a Massachusetts corporation and wholly-owned subsidiary of IXYS (“Merger Sub”), and Clare. Under the terms of the Reorganization Agreement, attached hereto as Exhibit 2.1 and incorporated herein by reference, Merger Sub was merged with and into Clare, with Clare surviving as a wholly-owned subsidiary of IXYS (the “Merger”). In connection with the Merger, (a) each outstanding share of Clare common stock was converted into the right to receive 0.49147 of a share of IXYS common stock, resulting in the issuance of approximately 4.89 million shares of IXYS common stock, and (b) each option to purchase Clare common stock outstanding immediately prior to the consummation of the Merger was converted into an option to purchase 0.49147 of a share of IXYS common stock.

     The Merger was intended to qualify as a tax-free reorganization.

     A copy of IXYS’ press release, dated June 10, 2002, titled “IXYS Corporation Completes Acquisition of Clare, Inc.,” is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5. Other Events

     This Item 5 to this Current Report on Form 8-K, and the exhibits hereto, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Actual results and developments may differ materially from those described or incorporated by reference in this Report. For more information about IXYS Corporation and risks arising when investing in IXYS, investors are directed to IXYS’ most recent Report on Form 10-K as filed with the Securities and Exchange Commission.

     On June 7, 2002, the United States Court of Appeals for the Federal Circuit entered an order staying the injunction previously entered by the Federal District Court in Los Angeles, California, in the matter of International Rectifier Corporation v. IXYS. The stay is effective pending further review by the United States Court of Appeals for the Federal Circuit.

     A copy of IXYS’ press release, dated June 10, 2002, titled “Appeals Court Stays Injunction Against IXYS,” is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

(a)	The financial statements required under this Item 7(a) to this Current Report on Form 8-K were filed as part of the IXYS’ Registration Statement on Form S-4, dated May 7, 2002, as amended, and are incorporated herein by reference.

(b)	The pro forma financial information required under this Item 7(b) to this Current Report on Form 8-K were filed as part of the IXYS’ Registration Statement on Form S-4, dated May 7, 2002, as amended, and are incorporated herein by reference.

2.

(c)	Exhibits

Exhibit
Number	Description

2.1	Agreement and Plan of Merger and Reorganization, dated April 22, 2002, by and among IXYS Corporation, a Delaware corporation, Teacup Acquisition Corp., a Massachusetts corporation, and Clare, Inc., a Massachusetts corporation (filed as Exhibit 2.1 to the Current Report on Form 8-K, filed April 23, 2002, and incorporated herein by reference).

99.1	Press release, dated June 10, 2002

99.2	Press release, dated June 10, 2002

3.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IXYS CORPORATION

By: /s/ Arnold P. Agbayani

Arnold P. Agbayani, Senior Vice President, Finance and Chief Financial Officer (Principal Financial Officer)

Date: June 17, 2002

EXHIBIT INDEX

Exhibit
Number	Description

2.1	Agreement and Plan of Merger and Reorganization, dated April 22, 2002, by and among IXYS Corporation, a Delaware corporation, Teacup Acquisition Corp., a Massachusetts corporation, and Clare, Inc., a Massachusetts corporation (filed as Exhibit 2.1 to the Current Report on Form 8-K, filed April 23, 2002, and incorporated herein by reference).

99.1	Press release, dated June 10, 2002

99.2	Press release, dated June 10, 2002